INVESCO ENERGY FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         1

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                       $ 2,722
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class Y                       $   495
                         Investor Class                $ 1,686
                         Class R5                      $   298

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                       $0.2007
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class Y                       $0.3908
                         Investor Class                $0.2007
                         Class R5                      $0.4762

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                        13,291
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                           830
                         Class C                         4,050
                         Class Y                         1,302
                         Investor Class                  8,435
                         Class R5                          627

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                       $ 49.87
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                       $ 44.93
                         Class C                       $ 43.83
                         Class Y                       $ 50.00
                         Investor Class                $ 49.69
                         Class R5                      $ 50.97

INVESCO GOLD & PRECIOUS METALS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         2

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                              29,759
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                               2,151
                         Class C                               6,750
                         Class Y                               7,541
                         Investor Class                       21,198

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                             $  4.75
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                             $  4.52
                         Class C                             $  4.84
                         Class Y                             $  4.82
                         Investor Class                      $  4.77

INVESCO TECHNOLOGY FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         6

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                              7,637
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                                367
                         Class C                                838
                         Class Y                                155
                         Investor Class                       9,803
                         Class R5                                35

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                             $37.61
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                             $34.27
                         Class C                             $33.22
                         Class Y                             $37.67
                         Investor Class                      $37.34
                         Class R5                            $41.63

INVESCO DIVIDEND INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                       $ 7,465
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                       $   249
                         Class C                       $   606
                         Class Y                       $   226
                         Investor Class                $ 1,704
                         Class R5                      $    18
                         Class R6                      $   764

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                       $0.4745
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                       $0.3378
                         Class C                       $0.3408
                         Class Y                       $0.5249
                         Investor Class                $0.4784
                         Class R5                      $0.5203
                         Class R6                      $0.5250

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                        16,897
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                           626
                         Class C                         2,096
                         Class Y                         1,131
                         Investor Class                  3,533
                         Class R5                           34
                         Class R6                        1,697

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                       $ 19.88
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                       $ 19.93
                         Class C                       $ 20.11
                         Class Y                       $ 20.06
                         Investor Class                $ 20.05
                         Class R5                      $ 19.88
                         Class R6                      $ 19.89

INVESCO AMERICAN VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         10

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                   $ 2,921
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                   $   116
                         Class C                   $    59
                         Class R                   $    68
                         Class Y                   $ 2,059
                         Class R5                  $   260
                         Class R6                  $   483

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                   $0.1220
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                   $0.1109
                         Class C                   $0.0208
                         Class R                   $0.0476
                         Class Y                   $0.2207
                         Class R5                  $0.2654
                         Class R6                  $0.2941

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                    27,087
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                       886
                         Class C                     3,148
                         Class R                     1,683
                         Class Y                    11,240
                         Class R5                      186
                         Class R6                    2,119

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                   $ 40.11
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                   $ 36.28
                         Class C                   $ 35.41
                         Class R                   $ 40.06
                         Class Y                   $ 40.26
                         Class R5                  $ 40.28
                         Class R6                  $ 40.28

INVESCO COMSTOCK FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                   $ 84,223
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                   $  2,284
                         Class C                   $  2,665
                         Class R                   $  2,834
                         Class Y                   $ 37,063
                         Class R5                  $  8,168
                         Class R6                  $  4,333

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                   $ 0.2800
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                   $ 0.2404
                         Class C                   $ 0.1125
                         Class R                   $ 0.2241
                         Class Y                   $ 0.3357
                         Class R5                  $ 0.3526
                         Class R6                  $ 0.3729

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                    302,867
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                      7,594
                         Class C                     24,297
                         Class R                     13,818
                         Class Y                    121,074
                         Class R5                    26,015
                         Class R6                    14,834

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                   $  24.29
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                   $  24.28
                         Class C                   $  24.28
                         Class R                   $  24.29
                         Class Y                   $  24.29
                         Class R5                  $  24.29
                         Class R6                  $  24.28

INVESCO TECHNOLOGY SECTOR FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          5,793
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                            133
                         Class C                            630
                         Class Y                             43

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                         $14.49
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                         $12.66
                         Class C                         $12.67
                         Class Y                         $15.10

INVESCO MID CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          63,932
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                           3,005
                         Class C                           5,505
                         Class R                             985
                         Class Y                           1,632
                         Class R5                          2,073
                         Class R6                          2,014

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                         $ 37.30
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                         $ 32.30
                         Class C                         $ 30.95
                         Class R                         $ 36.74
                         Class Y                         $ 38.23
                         Class R5                        $ 38.39
                         Class R6                        $ 38.41

INVESCO SMALL CAP VALUE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                         83,923
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                          1,500
                         Class C                          8,700
                         Class Y                         59,460

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                        $ 22.75
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                        $ 19.54
                         Class C                        $ 19.02
                         Class Y                        $ 23.31

INVESCO VALUE OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-3826
SERIES NO.:         26

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                   $ 8,166
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                   $   499
                         Class C                   $   478
                         Class R                   $   184
                         Class Y                   $   192
                         Class R5                  $    36

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                   $0.1400
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                   $0.1400
                         Class C                   $0.0578
                         Class R                   $0.1107
                         Class Y                   $0.1709
                         Class R5                  $0.2055

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                    56,837
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                     2,928
                         Class C                     7,767
                         Class R                     1,637
                         Class Y                     1,144
                         Class R5                      156

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                   $ 14.24
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                   $ 14.03
                         Class C                   $ 13.87
                         Class R                   $ 14.20
                         Class Y                   $ 14.21
                         Class R5                  $ 14.25